Exhibit 99.1

 June 21, 2023  Annual Meeting Presentation

 1  Cautionary Forward-Looking Statements     This presentation is for informational purposes only and does not purport to include a complete discussion of the topics mentioned and should not be relied upon as a basis for making an investment decision in the Company’s securities. This presentation also includes “forward-looking statements” within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements often include words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “continue,” and similar expressions, but the absence of such words or expressions does not mean a statement is not forward-looking. Forward-looking statements are based upon our management’s current expectations and involve known and unknown risks and uncertainties. Actual results, performance, or outcomes may differ materially from those suggested, expressed, or implied by the forward-looking statements due to a wide range of factors. Such risk factors include, among others: political and economic conditions, including declines in global economic conditions or the stability of credit and financial markets, increasing recessionary fears, and uncertainty due to the effects of the ongoing conflict between Russia and Ukraine; changes in the monetary and fiscal policies of the U.S. Government, including policies of the U.S. Department of the Treasury and the Federal Reserve Board; changes in legislation, regulation, policies or administrative practices, whether by judicial, governmental, or legislative action, and other changes pertaining to banking, securities, taxation, financial accounting and reporting, and environmental protection and our ability to comply with such changes in a timely manner; the impact of recent volatility in the banking sector; possible effects of changes in real estate markets and interest rates, which will affect our net income and future cash flows, and the market value of our assets, including investment securities; uncertainty as to the duration, scope and impacts of the COVID-19 pandemic; the risk that operational issues stemming from, and/or capital spending necessitated by, the potential need to adapt to industry changes in information technology systems, on which we are highly dependent; and other important factors that could cause actual results to differ materially from those projected. All such factors are difficult to predict and are beyond our control. Additional factors that could cause results to differ materially from those described above can be found in our annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K or other filings made with the SEC and are available on our website at https://www.cityfirstbank.com and on the SEC’s website at http://www.sec.gov.     Forward-looking statements in this presentation speak only as of the date they are made, and we undertake no obligation, and do not intend, to update these forward-looking statements to reflect events or circumstances occurring after the date of this presentation, except to the extent required by law. You are cautioned not to place undue reliance on these forward-looking statements.

 2  WHO WE ARE     Largest African American-led Minority Depository Institution in the U.S.  Our Bank Holding Company is Broadway Financial Corporation (“Broadway”)  A Delaware Public Benefit Corporation striving to improve the economic health of the low-to-moderate (“LMI”)* income communities that we serve  A SEC registrant whose Class A voting shares are publicly traded on the NASDAQ Capital Market under the symbol “BYFC”  We operate through our 100%-owned subsidiary, City First Bank, National Association (“City First”)  A nationally chartered bank serving urban markets in the Washington D.C. Metro area and Southern California  A Minority Depository Institution (MDI) and Community Development Financial Institution (CDFI)  Market leader in mission focused banking  Over $1.2 B in total depository assets as of March 31, 2023  $466 million, or 78%, of our originations since the start of 2021 were mission focused  $280 million in equity capital, providing capital for growth and resiliency in a recession  * An LMI community as a census tract where the median family income(MFI)  is less than 80% of the metropolitan statistical area's (MSA) MFI

 3  OUR DIFFERENTIATED PURPOSE     Broadway is one of two publicly traded public benefit corporations in the financial services industry  “The corporation will focus on the low- and moderate-income urban communities served in ways that are efficient and profitable, that increase access to credit and capital for individuals and institutions located therein, and that improve the economic health of the communities located therein.” *  To deliver transformative impact in underserved urban communities   We believe that with the intentional, disciplined, and targeted provision of capital focused on beneficial results we can create, support, and champion economic opportunity for people in underserved communities.  Our objective is to reduce the large racial wealth gap by prudently deploying capital to increase affordable housing, grow minority-owned businesses, and develop facilities and enterprises offering high quality education and other social services in LMI urban and minority communities.  This purpose drives our business strategy  * Excerpt from the Broadway Financial Corporation Certificate of Incorporation

 4  OUR BUSINESS STRATEGY     District of Columbia, Baltimore and their surrounding communities,   The counties of Los Angeles, Ventura, Riverside, Orange, San Diego, San Bernardino and Santa Barbara, California  Multifamily   Affordable Housing  (investment & development)  Nonprofit   Finance  (facilities & enterprise)  Small Business   Finance  (facilities & enterprise)  Targeted lending customer segments  Targeted geographic markets   We leverage the unique co-lending capabilities of our nonprofit ONE City First partners, such as City First Enterprises, to fulfill equity requirements, expand LTV and coverage for otherwise qualified and mission aligned customers serving minority and LMI communities.  Leveraging ONE City First partner relationships to deepen and scale our impact

 5  TARGETED LENDING CUSTOMER SEGMENTS  Multi-family affordable housing  Focus on financing smaller multi-family properties with loans generally ranging from $500K to $6 million for properties with 5 – 50 units  Large banks have difficulty originating and servicing this segment  Demand is extremely high for the creation and preservation of affordable housing and strong public sector support for continued expansion of affordable housing in our urban markets  Projects include naturally occurring* affordable housing and affordable housing development including public sector blended finance support  Supporting experienced investors, nonprofit developers, and minority owner/operators  Nonprofit finance  Primarily lending for the acquisition and development of community facilities providing necessary social services, including healthcare, education, housing, and healthy food access  Specialized expertise in Charter School facility financing   Small business finance  Focus on owner-occupied facilities and minority business owners  * Market rate but affordable to LMI households

 6  WHO WE ARE NOT  We don’t focus on, or have significant business with:  Venture capital firms, their portfolio companies, or their executives  Start-up or early-stage companies  Advanced technology companies or industries  Cryptocurrency companies or related businesses

 LOAN PORTFOLIO MIX AS OF MARCH 31, 2023 *  7  * Gross Loans Receivable

 DEPOSIT MIX AS OF MARCH 31, 2023  8

 9  INSURED SAVINGS FOR IMPACT INVESTORS  We offer savings products with insurance beyond the FDIC limit through two programs offered by IntraFi:  CDARs (Certificate of Deposit Account Registry Service) in conjunction with our City First Money Market Accounts of $250,000   Offers competitive rates and provides optimal liquidity  Funds > $250K are invested weekly in CDs of short duration, or laddered maturities from four weeks to five years  ICS (Insured Cash Sweep) places excess cash balances in demand accounts, money market deposit accounts, or both for depositors focused on savings (non-CDs)  Offers the options of unlimited program withdrawals or up to six program withdrawals per month

 LIQUIDITY AS OF MARCH 31, 2023   10

 11  STRONG BALANCE SHEET AS OF MARCH 31, 2023  $280 million in total equity or 23.2% of total assets of $1.2 billion  15.69% Community Bank Leverage Ratio  No non-accrual loans  $419 million of total liquidity (including borrowing capacity), representing 35% of total assets  76.0% core* deposits ratio on total deposits of $658 million  * Core deposits are total deposits less certificates of deposit  We have capital to grow, capture economies of scale, and persevere in a recession

 CAPITALIZATION AS OF MARCH 31, 2023  12  * Mark-to-market losses in 2022 were $16.9 million, net of taxes. Total net gains in the 4th quarter of 2022 and 1st quarter of 2023 were $3.4 million, net of taxes.

 13  ECIP PREFERRED IS ATTRACTIVE GROWTH CAPITAL     The ECIP Preferred has the following attractive terms:  No dividend requirements for two years; thereafter floor rate of 50 basis points and ceiling rate of 2.0%  Dividend rates in years 2 through 10 are based on $ amount of qualified loan originations compared to City First’s loan originations during the 12 months ended September 30, 2020 (the “baseline” originations)  New loans to City First’s typical customers and markets will qualify – Over 90% of the Bank’s originations in the “baseline” period qualified  Dividend rate after year 10 is based on an average of the aggregate qualified loan originations, relative to the baseline, generated during years 2 – 9  Dividends are non-cumulative; none are due until 24 months after funding  Non-voting stock  Perpetual, but the Company has an option to redeem after five years  The ECIP dividend terms provide a strong incentive to use this capital to originate qualified loans, which will help City First capture economies of scale

 14  ACHIEVEMENTS IN 2022     Grew total interest income by 46.5% in 2022, compared to 2021   Net interest income after provisions grew 53.0% in 2022 vs 2021   Increased net interest margins by 76 bp, or 30.4%, during 2022  Grew net loan portfolio by 18.4%, or $119.5 million, during 2022  Originated over $273 million of loans during 2022  Profitable every quarter in 2022  Maintained pristine asset quality  Minimal NPLs and no real estate owned from foreclosures as of December 31, 2022  Began leveraging investment in new core bank IT systems  Achieved all eight of the Board’s 2022 corporate goals for the Bank  Measured objectives for earnings, mission execution, asset quality, portfolio growth, operational efficiency, NIM, capital management, and compliance risk management

 15  ACHIEVEMENTS IN 2022 (continued)     Received an “Outstanding” CRA* rating in September 2022; reaffirming City First’s unbroken track record of “Outstanding” ratings   For community development lending from 2019 through 2021 in the D.C. & SoCal markets  As of December 31, 2022, we deployed $304 Million in capital with 69% in mission lending.  $181 million was lent in low to moderate income communities.  $173 million in loans for affordable housing creating or preserving 1463 units of affordable housing   $31 million in loans to not for profits supporting an additional 568 community members served through community facility financing.  $26 million in loans to small businesses retaining or creating 531 jobs.   $65 million in loans supported 21 minority owned or led organizations  $61 million in loans supported 19 African American owned or led organizations.  $5 million in green lending to 4 projects in and for the low-income communities we serve.  * Community Reinvestment Act

 16  ACHIEVEMENTS IN Q1 2023     Maintained pristine asset quality  No NPLs and no real estate owned from foreclosures as of March 31, 2023  Adopted ASU 326 for estimating credit losses on loans and securities  Changeover to “CECL” from “ALLL” increased loan reserves by $1.8 million and reduced retained earnings by $1.3 million  Officially recertified as a Bcorp effective March 31, 2023  City First Bank received a finalized score of 130.3 in 2023, minimum requirement for certification is 80

 17  Q1 2023 VS. Q1 2022      Grew total interest income by 39.5% in Q1 2023, compared to Q1 2022   Net interest income after provisions grew 16.5% in Q1 2023 vs Q1 2022   Have increased total interest income every quarter since the Merger  Increased net interest margins by 20 bp, or 7.0%  Grew net income by 64.2%, or $615 thousand, to $1.6 million  Continued our record of increasing net income every quarter since the Merger as compared to the net income in the comparable quarter of the prior year  Recorded other comprehensive income, net of taxes, of $2.4 million  2nd consecutive quarter of recovery of unrealized losses on securities portfolio  Increased our net loan portfolio by 18.8% since March 31, 2022  Net loan portfolio increased $122.7 million to $776.1 million   During the first quarter we continued our record of improving results and further demonstrated the scalability of our business model

 GROWING REVENUE STREAM*  18  * Merger was completed on April 1, 2021  We have improved our business model since the Merger; quarterly interest income has increased 196% since the Merger and 39.5% in Q1 2023 over Q1 2022.

 IMPROVING ASSET UTILIZATION*  19  * Merger was completed on April 1, 2021  Our net interest margin increased 30.4% during 2022 as we captured opportunities to improve our asset utilization created by the Merger

 COST OF FUNDS*  20  * Merger was completed on April 1, 2021. The increase in the COF since the end of the 2nd Qtr. of 2022 reflects the higher rates paid on deposits and borrowings after the rate increases implemented by the Federal Reserve starting in March of 2022.  The Merger allowed us to improve our funding mix, which lowered the Bank’s interest expense prior to rate increases implemented by the Federal Reserve

 GROWING PROFITS*  21  * Merger was completed on April 1, 2021; Results for the quarter ended March 31, 2021 included Merger related costs, net of taxes, of $4.1 million  Since the Merger, our net income has increased every quarter compared to the comparable period in the prior year.

 GROWING PROFITS FOR STOCKHOLDERS*   22  * Merger was completed on April 1, 2021; Results for the quarter ended March 31, 2021 included Merger related costs of $4.1 million, net of taxes.  Since the Merger, our EPS has increased every quarter compared to the comparable period in the prior year.

 23  CONTINUE TO BUILD ON OUR HISTORIC MERGER     Completed Merger of Equals with CFBanc Corporation on April 1, 2021  Building on a 75-year legacy of serving historically excluded urban, minority communities  Broadway was formed in 1946 to provide home loans to minority consumers in south Los Angeles, including returning WWII veterans  CFBanc was formed in 1998 to address systemic disinvestment and discrimination in minority communities in Washington, D.C.   Creating Opportunities for Increased Economies of Scale and Impact  Expanding profitability, efficiency, and impact on targeted LMI communities, including in two of the top six MSA/urban markets  Complementary balance sheets  Increasing geographic, product line, and depositor diversification  Improving asset utilization   Leveraging our increased lending capacity, including higher legal lending limit  * Office of the Comptroller of the Currency

 GROWTH SINCE MERGER*  24  Numbers and percentages based on consolidated balances as of March 31, 2023, compared to pro forma consolidated balances as of March 31, 2021  Total Assets  Total Loans  Increased 26.3%, or over $251 million   Increased 32.2%, or over $190 million   Total Liquidity  Increased 27.0%, or over $89 million   Increased 227.7%, or over $194.3 million   Stockholders’ Equity  Total Interest Income  Increased 195.8%, or over $7.4 million

 WE REMAIN INTENTLY FOCUSED ON:  25  Improving asset utilization and productivity  Capturing efficiencies and cost savings and scale from the Merger and ECIP financing  Enhancing resource aggregation (capital and deposit)  Expanding revenue through improved offerings  Fusing the operating culture aligned on mission and value drivers   Creating economic opportunities to improve the communities that we serve  25

 26  INVESTMENT PLATFORM FOR IMPACT INVESTORS  We are a leading national investment platform for impact investors and depositors  Largest African-American-led MDI in the U.S.   Bicoastal footprint with operations in Washington, D.C. and Los Angeles  Publicly traded common stock  Quality loan and investment portfolios, with an “Outstanding” CRA rating  Over $1.2 billion in depository assets as of March 31, 2023  Growing with opportunities to further improve margins, ROA, and ROE  Demonstrated potential to leverage community development and lending activities of our nonprofit ONE City First partners: City First Enterprises, City First Homes, and City First Foundation  Strong track record of investment and impact in our local communities  Strong mission governance and measurement:  MDI, CDFI, BCorp, GABV*, and Delaware Public Benefit Corporation  Proven ability to attract long-term partners and deliver on low-cost mission aligned funding  * Global Alliance for Banking on Values is a network of independent banks using finance to deliver sustainable economic, social, and environmental development

 June 21, 2023  Annual Meeting Presentation